Prospectus Supplement

December 4, 2007

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 4, 2007 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2007 of:

International Magnum Portfolio

The second paragraph in the section of the Prospectus entitled "Investment Summary—International Magnum Portfolio—Process " is hereby deleted and replaced with the following:

The Portfolio invests primarily in countries comprising the MSCI Europe, Australasia, Far East Index (the "MSCI EAFE Index"). However, the Portfolio may also invest up to 15% of its assets in countries not included in the MSCI EAFE Index, including emerging market countries.

The third paragraph in the section of the Prospectus entitled "Investment Summary—International Magnum Portfolio—Risks " is hereby deleted and replaced with the following:

Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Please retain this supplement for future reference.

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